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                                                                   EXHIBIT 10.33

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of June 21, 2002 (the "Amendment Date"), is among Daisytek International Corporation, a Delaware corporation, each of its Subsidiaries party hereto, Bank of America, National Association (in its capacity as administrative agent for the Lenders), and each of the lending institutions party hereto.

                                    RECITALS:

         A. The Obligated Parties, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of April 24, 2002 (as amended, the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

         B. The Obligated Parties have requested that the Lenders amend certain provisions of the Credit Agreement as provided hereinbelow.

         C. Subject to satisfaction of the conditions set forth herein, the Lenders are willing to amend the Credit Agreement as specifically provided herein.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE 2

                                   Amendments

         Section 2.1 Amendment to Cover Page of the Credit Agreement. Effective as of the Amendment Date, the cover page of the Credit Agreement is amended and restated in its entirety to read as set forth in Annex A of this Amendment.

         Section 2.2 Amendment to Section 1.1 of the Credit Agreement. Effective as of the Amendment Date, the reference to "$200,000,000" in Section 1.1 of the Credit Agreement is hereby amended to read "$250,000,000".

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 1
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         Section 2.3 Amendment to Section 1.2(h) of the Credit Agreement.
Effective as of the Amendment Date, the reference to "1:00 p.m." in Section 1.2(h) of the Credit Agreement is hereby amended to read "2:00 p.m."

         Section 2.4 Amendment to Section 1.4 of the Credit Agreement. Effective as of the Amendment Date, Section 1.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 1.4 Bank Products. Any Borrower may obtain Bank Products from any Lender or any Lender's Affiliates, although no Borrower is required to do so. To the extent Bank Products are provided by a Lender or an Affiliate of a Lender, the Borrowers agree to indemnify and hold the Agent and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent or the other Lenders related to such Bank Products; provided, however, nothing contained herein is intended to limit any Borrower's rights, with respect to the Lender or its Affiliates providing such Bank Products, if any, which arise as a result of the execution of documents by and between such Borrower and such Lender or its Affiliates which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from a Lender or its Affiliates (a) is in the sole and absolute discretion of such Lender or its Affiliates, and (b) is subject to all rules and regulations of such Lender or its Affiliates.

         Section 2.5 Amendment to Section 3.2 of the Credit Agreement. Effective as of the Amendment Date, the last sentence of Section 3.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         The Maximum Revolver Amount shall not be reduced except in connection with termination of the Total Facility and payment in full as provided by this Section 3.2 or as otherwise provided in Section 9.2.

         Section 2.6 Amendment to Section 3.7 of the Credit Agreement. Effective as of the Amendment Date, the second sentence of Section 3.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Revolving Loans, or not constituting payment of specific fees, and all proceeds of any Borrower's Accounts or any other Collateral received by the Agent, shall be applied, ratably, subject to the other provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements, then due to the Agent from the Borrowers, second, to pay any fees or expense reimbursements then due to any of the Lenders from the Borrowers, excluding any amounts relating to Bank Products, third, to pay interest due in respect of the Revolving Loans, including Non-Ratable Loans and Agent Advances, fourth, to pay or prepay principal of the Non-Ratable Loans and the Agent Advances, fifth, to pay or prepay principal

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2
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         of the Revolving Loans (other than the Non-Ratable Loans and the Agent
         Advances) and unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, sixth, to pay an amount to the Agent equal to one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit and Credit Support and the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, to be held as cash collateral for such Obligations, seventh, to the payment of any amounts relating to Bank Products which are subject to a Bank Product Reserve, and eighth, to the payment of any other Obligations due to the Agent or any Lender by the Borrowers, including any amounts relating to Bank Products which are not subject to a Bank Product Reserve.

         Section 2.7 Amendment to Section 7.4(b) of the Credit Agreement. Effective as of the Amendment Date, Section 7.4(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (b) Each Obligated Party shall permit representatives and independent contractors of the Agent (accompanied by any Lender which so elects with the consent of the Agent) to visit and inspect any of its properties, to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances, and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Obligated Party; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at any time during normal business hours and without advance notice.

         Section 2.8 Amendment to Section 7.9(c)(i) of the Credit Agreement. Effective as of the Amendment Date, clause (B) in Section 7.9(c)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         (B) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $10,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) for all of the Obligated Parties, collectively, during the term of this Agreement, and

         Section 2.9 Amendment to Section 7.29 of the Credit Agreement. Effective as of the Amendment Date, Section 7.29 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                  Section 7.29 Guaranties of the Obligations. Each Obligated Party, including any Person which becomes a Borrower or a Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the Obligations (other than Obligations owing by itself and excluding Existing Obligations in the case of any such guarantee by a Newly Obligated Party) pursuant to a Guaranty Agreement in form and substance satisfactory to the Agent, duly

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 3
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         executed by each such Obligated Party. Each Borrower which is a Newly
         Obligated Party under this Agreement agrees that for the purpose of determining the amount of Existing Obligations outstanding on any date after the date such Borrower became a Newly Obligated Party all payments of principal applied to the Revolving Loans under this Agreement shall be deemed to reduce the amount of the Existing Obligations. Each Borrower acknowledges and expressly agrees with the Agent and each Lender that the Guaranty by such Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower.

         Section 2.10 Amendment to Section 11.1 of the Credit Agreement. Effective as of the Amendment Date, Section 11.1 of the Credit Agreement is hereby amended as follows:

                  (1) clause (b)(v) is amended and restated to read in its entirety "(v) increase any of the percentages set forth in the definition of "Borrowing Base" or "Inventory Advance Rate";"

                  (2) clause (b)(viii) is amended and restated to read in its entirety "(viii) change the definition of "Majority Lenders" or "Required Lenders"; or"

                  (3) clause (c)(i) is amended to delete the word "and" at the end thereof;

                  (4) clause (c)(ii) is amended and restated to read in its entirety "(ii) amend the definition of "Eligible Accounts" or "Eligible Inventory" in any way that has the effect of increasing the Borrower's ability to borrow under the terms of this Agreement; or"

                  (5) a new clause (c)(iii) is added thereto which shall read in its entirety "increase the Maximum Inventory Loan Amount".

         Section 2.11 Amendment to Section 12.5 of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 12.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from an Obligated Party or a Lender (excluding the Bank) referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default", and the Agent shall have had a reasonable opportunity to confirm the existence of any such described Default or Event of Default.

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         Section 2.12 Amendment to Section 12.7 of the Credit Agreement.
Effective as of the Amendment Date, the first sentence of Section 12.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL UPON DEMAND INDEMNIFY THE AGENT-RELATED PERSONS (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE OBLIGATED PARTIES AND WITHOUT LIMITING THE OBLIGATION OF THE OBLIGATED PARTIES TO DO SO), IN ACCORDANCE WITH THEIR PRO RATA SHARES, FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES (AS DEFINED HEREIN), BUT EXCLUDING ANY INDEMNIFIED LIABILITIES ARISING FROM BANK PRODUCTS; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT-RELATED PERSONS OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES RESULTING SOLELY FROM SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         Section 2.13 Amendment to Section 12.11(a) of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 12.11(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release or subordinate (as applicable) any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Revolving Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination or collateralization as provided in
         Section 1.3(g) of all outstanding Letters of Credit and Credit Support (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Obligated Party disposing of such property certifies to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Obligated Party owned any interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to an Obligated Party under a lease which has expired or been terminated in a transaction permitted under this Agreement; (v) owned by or leased to an Obligated Party which is subject to a purchase money security interest or which is the subject of a Capital Lease, in either case, entered into by such Obligated Party pursuant to Section 7.13(c); or
         (vi) as specified in Section 8.1(a)(xiv).

         Section 2.14 Amendment to Section 12.12(a) of the Credit Agreement. Effective as of the Amendment Date, the second sentence of Section 12.12(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken (provided that any request to the Agent

SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5
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         shall not be deemed to violate the provisions of this Section 12.12(a))
         any action to enforce its rights under this Agreement or any other Loan Document or against any Obligated Party, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

         Section 2.15 Amendment to Section 12.15(a)(i) of the Credit Agreement. Effective as of the Amendment Date, the reference to "1:00 p.m." in Section 12.15(a)(i) of the Credit Agreement is hereby amended to read "2:00 p.m."

         Section 2.16 Amendment to Section 12.18. Effective as of the Amendment Date, Section 12.18 of the Credit Agreement is hereby amended by adding thereto, following clause (e), a new paragraph which shall read in its entirety as follows:

         The Agent agrees that during the first twelve (12) calendar months following the Closing Date it will conduct not less than three (3) field audits or examinations and during each twelve (12) month period thereafter during the term of this Agreement it will conduct not less than two (2) field audits or examinations unless the Majority Lenders require not less than three (3) field audits or examinations during any such period.

         Section 2.17 Amendment to the Definition of "Bank Product Reserves". Effective as of the Amendment Date, the definition of "Bank Product Reserves" in Annex A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Bank Product Reserves" means all reserves which the Agent from time to time establishes in its sole discretion for the Bank Products then provided or outstanding; provided that, without limiting the foregoing, (a) the Agent shall not be required to establish any Bank Product Reserve with respect to any Bank Products provided by any Lender (or any of its Affiliates) for which the applicable Lender has not requested that the Agent establish a Reserve with respect thereto in advance of actually providing such Bank Products to the Borrowers,
         (b) the amount of any Bank Product Reserve requested by any Lender shall be reasonable in light of the circumstances, and (c) the Agent shall not be responsible for adjusting the amount of any Bank Product Reserve from time to time without notice from the applicable Lender to make any such adjustment.

         Section 2.18 Amendment to the Definition of "Bank Products". Effective as of the Amendment Date, the definition of "Bank Products" in Annex A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Bank Products" means any one or more of the following types of services or facilities extended to any Obligated Party by any Lender or any Affiliate of a Lender in reliance on such Lender's agreement to indemnify such Affiliate: (a) credit cards;

SECOND AGREEMENT TO CREDIT AGREEMENT - Page 6
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         (b) ACH Transactions; (c) cash management, including, without limitation, controlled disbursement services; (d) foreign exchange; and
         (e) Hedge Agreements.

         Section 2.19 Amendment to the Definition of "Eligible Accounts". Effective as of the Amendment Date, the definition of "Eligible Accounts" in Annex A of the Credit Agreement is hereby amended as follows:

                  (1) clause (v) is amended by adding the word "and" at the end thereof following the semicolon;

                  (2) clause (w) is amended and restated to read "which the Agent determines in its reasonable discretion is ineligible for any other reason"; and

                  (3) clause (x) deleted.

         Section 2.20 Amendment to the Definition of "Maximum Inventory Loan Amount". Effective as of the Amendment Date, the definition of "Maximum Inventory Loan Amount" in Annex A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Inventory Loan Amount" means $105,000,000.

         Section 2.21 Amendment to the Definition of "Maximum Revolver Amount". Effective as of the Amendment Date, the definition of "Maximum Revolver Amount" in Annex A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Revolver Amount" means $250,000,000.

ARTICLE 3

                                   Conditions

         Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (1) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                           (i) Amendment Documents. This Amendment, an Amended
                  and Restated Revolving Loan Note payable to Bank of America, National Association in the principal amount of $250,000,000, and any other instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Obligated Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");


SECOND AGREEMENT TO CREDIT AGREEMENT - Page 7
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                           (ii) Additional Information. The Agent shall have
                  received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

                           (iii) Expenses. The Borrowers shall have paid to the
                  Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.

                  (2) THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, IN THE CREDIT AGREEMENT AND IN ALL OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE HEREOF AS IF MADE ON THE DATE HEREOF EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES LIMITED BY THEIR TERMS TO A SPECIFIC DATE.

                  (3) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent; and

                  (4) No Default or Event of Default shall be in existence after giving effect to this Amendment.

Notwithstanding any provision of this Amendment or any Loan Document to the contrary, in addition to the foregoing requirements, this Amendment shall not be effective unless and until the Agent has received Assignment and Acceptances (and all other documentation required to be delivered therewith) duly executed by the parties thereto which evidence Commitments by Eligible Assignees for $210,000,000 and which are subject to no conditions to the effectiveness thereof. Immediately upon effectiveness of this Amendment, each of such Assignment and Acceptances shall become effective and the Commitment of Bank of America, National Association shall automatically be reduced to $40,000,000.

ARTICLE 4

                                  Miscellaneous

         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the Obligated Parties, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 4.2 Representations and Warranties. Each Obligated Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other

SECOND AGREEMENT TO CREDIT AGREEMENT - Page 8
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Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligated Party and will not violate such Obligated Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and
(c) after giving effect to this Amendment, no Default or Event of Default exists.

         Section 4.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

         Section 4.4 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

         Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S.

         Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Obligated Parties, the Agent, and the Lenders and their respective successors and assigns, except no Obligated Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

         Section 4.8 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 4.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.10 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN

SECOND AGREEMENT TO CREDIT AGREEMENT - Page 9
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CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE
PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of page intentionally left blank]


SECOND AGREEMENT TO CREDIT AGREEMENT                                   - Page 10
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         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE
EXECUTED BY THEIR DULY AUTHORIZED OFFICERS IN SEVERAL COUNTERPARTS EFFECTIVE AS OF THE EFFECTIVE DATE SPECIFIED IN THE PREAMBLE HEREOF.

                                      OBLIGATED PARTIES

                                      THE PARENT:

                                      DAISYTEK INTERNATIONAL CORPORATION

                                      BY:_____________________________________
                                      NAME:___________________________________
                                      TITLE:__________________________________

                                      BORROWERS:

                                      DAISYTEK, INCORPORATED
                                      ARLINGTON INDUSTRIES, INC.
                                      DAISYTEK LATIN AMERICA, INC.
                                      DIGITAL STORAGE, INC.
                                      B.A. PARGH COMPANY
                                      THE TAPE COMPANY
                                      TAPEBARGAINS.COM, INC.
                                      VIRTUAL DEMAND, INC.


                                      BY:_____________________________________
                                      NAME:___________________________________
                                      TITLE:__________________________________


SECOND AGREEMENT TO CREDIT AGREEMENT - Page 11
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                                      AGENT:

                                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                      BY:______________________________________

                                          MICHAEL R. WILLIAMSON
                                          SENIOR VICE PRESIDENT

                                      LENDERS:

                                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                      BY:______________________________________

                                          MICHAEL R. WILLIAMSON
                                          SENIOR VICE PRESIDENT



SECOND AGREEMENT TO CREDIT AGREEMENT - PAGE 12
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                                     ANNEX A

                                       TO

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                   Revised Cover Page of the Credit Agreement

ANNEX A Cover Page

                                CREDIT AGREEMENT

                           Dated as of April 24, 2002

                                      among

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                 as the Lenders,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                  as the Agent,

                       DAISYTEK INTERNATIONAL CORPORATION,
                             as an Obligated Party,

                                       and

                             DAISYTEK, INCORPORATED

                                       and

                    CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,
                                as the Borrowers

                         BANC OF AMERICA SECURITIES LLC
                       Lead Arranger and Syndication Agent

                               JPMORGAN CHASE BANK
                               Documentation Agent

ANNEX A Solo Page